Exhibit 99.1

We Build Advanced, Affordable and Accessible Surgical Robotic Solutions SS Innovations International, Inc. Company Presentation October 2025 Nasdaq: SSII

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 2 No Offering of Securities No offer is made by this Company Presentation (this “ Presentation ”) to invest in SS Innovations International, Inc . (the “ Company ”) or to purchase any of its securities . Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company . Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act” ), and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include statements regarding the benefits, uses and safety of our products, projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other filings with the SEC . Statistical and Other Industry and Market Data This Presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities . All of the market data used i n this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy o r completeness of such information . Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third - party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities . While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions . Disclaimer

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 3 Our Vision To continuously improve and deploy our technologically - advanced , cost - effective surgical robotic systems, while maintaining affordability and accessibility for the benefit of a larger segment of patients globally

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 4 Snapshot of SS Innovations • We develop innovative, differentiated surgical robotic technologies, highlighted by our: • proprietary surgical robotic system, “SSi Mantra 3” ; • comprehensive suite of surgical instruments , which support a variety of surgical procedures, including robotic cardiac surgery ; and • AI - and XR - driven imaging, training and simulation platform . • We are backed by a team of leading surgical robotics experts and seasoned medical technology executives. • We are a rapidly growing American company with Indian roots, expanding globally and preparing for our strategic entry into Europe and the United States . The SSi Mantra is currently marketed/approved in 8 countries: 6,000+ Multi - Specialty Surgeries 125 SSI Mantra Systems Installed 120 Hospitals 100+ Validated Surgical Procedures 9 Surgical Specialities 318 Robotic Cardiac Surgeries 60+ Tele Surgeries 0 # of Significant Safety Events Reported Note: Data as of September 30, 2025. 2022 Year of Commercialization Chile Nepal Guatemala India Philippines Indonesia Ecuador Sri Lanka

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 5 Snapshot of SS Innovations (Continued) Headquarters Gurugram, India US Office New York, NY Employees (August 2025) 480 Year Founded 2019 Year Merged with Avra Medical 2023 Ticker SSII Exchange Nasdaq Shares Out (8/5/25) 193.6 mm Recent Price (10/3/25) $7.19 Market Cap (10/3/25) $1.4 bn Insider Ownership (4/14/25) 76.5% 2,496 1,627 935 343 318 188 74 65 7 General Surgery Colorectal Head & Neck Urology Cardiac Thoracic Gynecology Gastrointestinal Breast and Plastic 6,053 Total Surgeries to Date 1 1 Data as of September 30, 2025. 43 125 As of G/30/24 As of G/30/25 Systems Installed (cumulative data) +191% $5.G $20.6 2023 2024 Annual Revenue ($ millions) +251%

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 6 Investment Highlights 1 • Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 2 • Large and Growing Total Addressable Market with Favorable Industry Tailwinds 3 • Advanced, Cost - Efficient Surgical Robotics Platform – Clinically and Commercially Differentiated 4 • Established Presence in India with Global Expansion Underway 5 • Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins 6 • Strategy to Deliver Long - Term, Sustainable Growth

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 7 Sudhir Srivastava, MD, Founder, Chairman, CEO & Director • Robotic Cardiac Surgeon • Pioneered many of the world’s first robotic cardiac procedures • 40+ years of surgical experience • Performed numerous robotic cardiac surgeries and trained surgical teams worldwide • University of British Columbia, University of Chicago, Alliance Hospital • Owns 117,158,445 shares, or 58.9% of SSII shares outstanding 1 Frederic Moll, MD, Vice - Chairman • Former Chief Development Officer, J&J Medical Devices • Founder, Intuitive Surgical, Hansen Medical, Auris Health • Co - Founder & Partner, Sonder Capital Management • Board Member, PROCEPT BioRobotics, Neptune Medical, Moon Surgical • Former Board Member, Shockwave Medical, Restoration Robotics, Intersect ENT • Widely regarded as the “Father of Surgical Robotics” • Owns 20,335,045 shares, or 10.2% of SSII shares outstanding 1 Vishwajyoti Srivastava, MD, Chief Executive Officer, APAC • Led the development of the OMNI 3D Medical Visualization system • Serves as the President of OMNI 3D HD to advance the existing technological platform for availability in the global surgical and endoscopic marketplace • Previously served as the VP of Marketing and Technology at the International Centre for Robotic Surgery in New Delhi • Columbia University, Saint James School of Medicine Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology 1 As of 4/14/2025

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 8 Distinguished Leadership and Board with Proven Track Record in Surgical Robotics Technology (cont.) Naveen Kumar Amar, Chief Financial Officer • Former Head of Finance & Commercial, SpiceXpress • Former Global CFO, Munch Ado India • Former SVP, Finance of MSD Wellcome Trust Hilleman Laboratories • Former CFO – India & Australia, EDirect • Former India Manager – Financial Consolidation, GE India • Chartered Accountant, Institute of Chartered Accountants of India Barry Cohen, COO - Americas • Co - Founder, CEO and Director, Avra Medical Robotics • Former Director and President, Synalloy Corp. • Former Chairman of the Board, Wolverine Technologies, Inc. Tim Paul Adams, Board Member • Regional Operating Officer, Ascension • Former Regional CEO, Tenet Healthcare • Chairman, Tennessee Hospital Association Somashekhar SP, MD, Board Member • Robotic Surgeon • Global Director, Aster International Institute of Oncology Dr. Mylswamy Annadurai, Board Member • Former Director, Indian Space Research Organization (ISRO)

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 9 Demographics Disease Burden Workforce Challenges Economics Patient Benefits Surgeon Benefits Improved resource utilization, increased revenue, reduced cost with lower complication rates and shorter lengths of stay s5.5 s8.8 s11.7 s16.8 2020 2024 2027 2031 Global Surgical Robotics Market ($bn) 1 1.6 6.2 2020 2030 Surgeries Conducted by Robotic Systems is Expected to Grow 4x by 2030 (mm) 2 SSII aims to accelerate access to surgical robotics in underserved regions of the world Key Market Trends Technology Innovation and enhanced capabilities make next - generation systems versatile across a broad spectrum of surgeries Aging global population driving increased need for surgical interventions Growing incidence of chronic and lifestyle diseases Helps address increasing shortage of trained healthcare workers, by reducing labor intensity across each care episode Improved economics for providers and payers Reduced patient trauma, shorter recovery times, and enhanced patient outcomes Ergonomic systems reduce staff fatigue and enhanced training pathways across varying skill levels improves adoption Hospital Benefits Notes: 1 2 Sourced from August 2024 Markets and Markets Surgical Robots Market Report Sourced from BIS Global Surgical Robotics Market Report 2020 Large and Growing Addressable Market with Favorable Industry Tailwinds Accelerated Global Adoption of Robotic Surgery

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 10 Benefits of Robotic Surgery In the 20 Years Since Launch of Robotic Surgery, Access Remains Limited Installed base largely limited to the US, EU and Japan 7 billion people have access to only 5% of installed systems Less than 1% of surgical procedures worldwide each year are performed robotically 1 Key Challenges of Existing Systems High cost of acquisition and implementation Unattractive economics for hospitals with lower volumes Absence of trained personnel Lack of versatility and adaptability of systems and limited systems with multi - specialty capabilities Greater Precision Minimal Blood Loss Faster Recovery 10x Magnified 3D vision Less Pain and Discomfort Reduced Surgeon Fatigue Smaller Incisions on Patients Reduced Risk of Infection Note: 1 Estimate sourced from secondary market research Large and Growing Addressable Market with Favorable Industry Tailwinds Access to Robotic Surgery Remains Limited

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 11 ~ 70,000 Hospitals 1 . 6 Hospital Beds per 1 , 000 people (compared to the recommended 3 ) 1 Estimated need of 5,000 surgeries per year per 100,000 people 2 ~1.4 Billion Population 125 4 Surgical Robotic Systems are SSi Mantra 6,000+ 4 Robot Assisted Surgeries performed in India on the SSi Mantra Estimated 1,400+ 4 Robotic Surgeons trained on the SSi Mantra Notes: 1 Sourced from 2020 BIS Global Surgical Robotics Market Report 2 Sourced from 2015 Lancet Global Health report 3 Sourced from public company materials 4 Data as of September 30, 2025 800 robotic - assisted trained surgeons and >100 da Vinci robotic - assisted surgical systems installed across major private and government hospitals 3 >100,000 da Vinci procedures performed 3 Surgical robotics market was valued at s851mm in 2023 and is anticipated to reach almost s4bn by 2031 1 Large and Growing Addressable Market with Favorable Industry Tailwinds Unmet Needs and Market Opportunity Support Our Foundational Market in India

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 12 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 1 2 3 1 Surgical Command Center Ergonomic open - faced console comprised of a pair of passive 3D glasses, a 3D 4k resolution monitor and a 2D touch monitor for system controls 2 Patient - Side Robotic Arm Carts Modular robotic arms mounted on individual carts with the option of using 3, 4 or 5 robotic arm configurations 3 Vision Cart 3D 4K resolution monitor, identical to the surgeon’s console, for OR staff. Also houses the control system for the articulating endoscope and camera and pre - operative guidance software 4 Instrument and Accessories Comprehensive suite of stapling, energy and core instrumentation for the surgical system under the brand name SSi Mudra 4

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 13 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Surgical Command Center Ergonomic Open - Faced Console Large 3D 4K Monitor Large 2D Touch Monitor for System Controls and DICOM access Lightweight Magnetic Hand Controls Design Head Tracking Safety Feature Digital Ergonomics Control Tele Surgery and Tele Proctoring Enabled

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 14 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mantra 3 – Patient Side Robotic Arm Carts Modular Robotic Carts Freedom of Patient Docking 3/4/5 Patient Cart Connectivity Absolute Stability Parking Locks Smaller Individual Cart Footprint Advanced Touch Screen Controls

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 15 Advanced, Cost - Efficient Surgical Robotics Platform SSi Mudra – Multi Specialty Robotic Instruments 7 Degrees of Freedom Articulating Robotic Instruments 10 Use Life Cycle per Instrument Novel Instrument: Automated Coronary Anastomotic Connector 1 Novel Instrument: Multi - Fire Clip Applier 2 Advanced Instruments: Selicut Harmonic Advanced Instruments: ExpertSeal Vessel Sealer Advanced Instruments: Anastoflex Stapler Notes: 1 Includes instruments under development. 2 Under development. 40+ 1 Types of Instruments 20+ 1 Cardiac Specialty Instruments Only company in the world actively advocating for robotic cardiac surgery Untapped market potential in automated coronary artery bypass surgery 290 complex robotic cardiac surgeries performed with the SSi Mantra

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 16 Advanced, Cost - Efficient Surgical Robotics Platform SSi Maya – Enhancing Surgical Capabilities with Mixed Reality and AI Enabled Technologies SSi Guru XR Tele Proctoring System • Mixed Reality Headset • Portable 3D Surgery Viewer • Interactive Virtual Screens • CDSCO Approved • Virtual Tele Illustration Feature • Proctored over 1,200 miles under 400 ms latency AR Smart Glasses 1 3D Visualization System • 3D HD 1080p vision • Variable IPD adjustments • Direct from endoscope video signal processing • IMU based head tracking Cognitive Skill Simulator 1 A different approach to train surgeons • Overlaid instruments tracking • Guided procedure steps • Trains cognition and muscle memory • Enhancing motor skills through repetition • Console and VR based learning system Mixed reality - powered and AI - enabled technologies for better training, visualization, and simulation for the entire surgical team. Note: 1 Under Development

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 17 Advanced, Cost - Efficient Surgical Robotics Platform Pioneering Telesurgery Capabilities and Mobile Robotic Telesurgery Unit First system approved for telesurgery 1 that enhances remote surgical access and empowers underserved communities through telesurgery, surgical education, mentoring, and real - time data insights. Note: 1 CDSCO approval SSII HQ Gurugram, India Manipal Hospital Jaipur, India Feb 2025 177 miles SSII HQ Gurugram, India Aster CMI Hospital Bengaluru, India Mar 2025 1,245 miles IRCAD HQ Strasbourg, France Sri Aurobindo IMS Indore, India Jul 2025 4,000 miles World’s First Intercontinental Robotic Cardiac Telesurgery

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 18 Distalmotion Microport CMR Medtronic Intuitive SSII Benefit Feature Surgeon Command Center Yes No Yes Yes No Yes Ergonomic posture optimizes surgeon comfort and performance Open Face Console No Yes No No No Yes High resolution 3D video for accurate depth perception Large 3D 4K Monitor No Yes No Yes No Yes Large secondary visual interface to access system controls and data Large 2D Touch Controls Monitor No No No Yes No Yes Open console feature enables clear visibility of physical controls for better precision Hand and Foot Controls Visibility Yes No Yes Yes No Yes Better communication with support staff and patient access Instant Operating Room Visibility No No No No No Yes Completely free range of motions without mechanical restrictions Lightweight Magnetic, Ergonomic Controls No No Yes Yes No Yes Disables system controls when surgeon disengages hand controls Hand Controls Safety Patient Side Console Yes No Yes Yes No Yes Ease of multi - quadrant accessibility Modular Carts No No No No No Yes Enabling instrumentation for surgeon’s use in complex cases (cardiac) 5 Arm System No No No No No Yes Use of 3 - 5 arms based on surgical and cost requirements Robotic Arm Configuration Flexibility Vision Cart No No No No No Yes High resolution 3D video for accurate depth perception for surgical assistance Large 3D 4K Monitor for Staff No Yes No Yes No Yes Records intra - operative surgery videos for data analysis and training In - Built Recording System No No No No No Yes Reduces the need for multiple rigid endoscopes Articulating 3D Endoscope Instruments No No No No No Yes Instrument for beating heart totally endoscopic coronary artery bypass surgeries Cardiac Stabilizer No No No No No Yes Wristed and cost effective Articulating Reusable Vessel Sealer Enabling Technologies No Yes No No No Yes Enabling true remote access surgery to provide robotic surgery from experts Telesurgery No No No No No Yes Enabling mixed reality technologies to visualize patient data 3D XR DICOM Other No No No No No Yes Approximately 1/3rd the cost of competing systems Relative Cost Effectiveness No No No No Limited Yes Full range robotic cardiac surgery, including beating heart TECAB with SSI stabilizer Cardiac Surgery Capabilities Note: Please refer to the Instructions for Use for each robotic system for complete product information. Market landscape for investor purposes only. Advanced, Cost - Efficient Surgical Robotics Platform Robotics Market Landscape for Investors

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 19 Established Presence in India with Global Expansion Underway World - Class R&D and Manufacturing Facilities to Support Growth and Cost Efficiency R&D, Manufacturing, Assembly, and Operations in Gurgaon, Delhi National Capital Region (India) Proximity to New Delhi International airport with excellent connectivity with all parts of the world ~95,000 sq ft space spread over four floors as of August 2025 20 Systems per month Current Production Capacity Manpower of 480 as of August 2025 Manufacturing expansion plans with in - house CNC and tooling machines 95,000 sq ft FACILITY

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 20 43 125 As of 9/30/24 As of 9/30/25 2,148 6,053 As of 9/30/24 As of 9/30/25 Installed base Overview of Installed Base Cumulative Installed Base +191% Completed Procedures +182% Academic center Established Presence in India with Global Expansion Underway SSi Mantra 3 Is Demonstrating Rapid Adoption Across Various Geographies

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 21 Established Presence in India with Global Expansion Underway Global Expansion - Quality and Regulatory Approvals India CDSCO 2023 Ecuador 2024 Guatemala 2023 EN ISO 13485 2021 In 2024, SS Innovations generated approximately 92% of its revenue from India . We expect the percentage of total revenue coming from the rest of the world to significantly expand from 8% in 2024. Philippines 2025 Colombia Anticipated 2025 US FDA Anticipated 2026 EU CE Anticipated 2026 Nepal No Approval Required Indonesia 2024 Ukraine 2025 Sri Lanka 2024 Chile No Approval Required Thailand Anticipated 2025 Australia TGA Anticipated 2026 Vietnam, Morocco, Brunei, Laos, Nigeria Anticipated 2026

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 22 Route of conformity to Notified body Certification EN ISO 13485 Completed Stage 1 Audit Desktop Q4 2025 Stage 2 Audit On Site Q1 2026 CE Marking H1 2026 2 Initial Review - Application and Technical File March 2025 Notified body - Szutest, Germany Current Stage Technical file review Q1 2026 EU CE Mark Notes: 1 2 Human factor validation in the US Dependent on the outcome of the review process Established Presence in India with Global Expansion Underway Estimated Regulatory Timelines Regulatory Strategy Feedback, Biocompatibility, Reprocessing 2024 510(k) Technical dossier preparation 1 510(k) Submission for Multi - Specialty Indications Q4 2025 Market Clearance H1 2026 2 Current Stage US FDA FDA Q Sub

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 23 94% 6% s20.6 mm Revenue 2024 Strong Sales Growth with an Increasing Mix of Recurring Consumables Revenue and Expanding Margins $5.G $20.6 $8.1 $15.1 2023 2024 1H '24 1H '25 Revenue ($ millions) Note: 1 Recurring revenue defined as systems on rental / lease, instruments and consumables sales and maintenance service fees + 251% + 86 % Gross Margin (%) 12.35% 40.G3% 26.5G% 46.31% 2023 2024 1H '24 1H '25 +2,858 bps +1,972 bps Revenue Mix (%) Systems Capital Sales As of second quarter 2025, recurring revenue exceeds 10% of total revenue. Recurring 1

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 24 Growth Strategy Continuously Improve and Innovate Our Top - Tier Robotics Platform through New Product Development and Enhanced Technology . Maintain Stronghold in India , Grow in Select Underserved Countries with Low Penetration and Cost Barriers, and Pursue Established Markets . Focus on Large Multi - Specialty Hospitals • Secure Initial Placements • Expand # of Physicians using Mantra 3 • Increase System Utilization at Each Hospital • Place Additional Systems at Each Hospital (Go Deeper) Target Leading Surgeons and Thought Leaders to Raise Awareness and Encourage Widespread Adoption • Indian Medical Advisory Board • International Advisory Board • Medical Conferences • Robotic Surgery Training Programs • Strategic Partners (e.g., Johns Hopkins) Platform Value • Advanced Technology • Lower Cost • Ease of Training • Improved Patient Outcomes • Differentiated Features (e.g., Cardiac)

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 25 FY 2024 – FY 2025 YTD Financial Summary Three Months Ended Six Months Ended Twelve Months Ended SS Innovations June 30, 2025 June 30, 2024 June 30, 2025 June 30, 2024 December 31, 2024 December 31, 2023 Statement of Operations (in USD) 10,000,305 4,509,126 15,120,915 8,146,819 20,649,528 5,875,314 Revenue 5,915,058 1,437,786 7,002,266 2,165,968 8,452,366 725,528 Gross Profit 59.1% 31.9% 46.3% 26.6% 40.9% 12.3% Gross margin 97,014 (4,100,189) (5,623,766) (13,932,508) (18,975,962) (20,273,984) Operating income (loss) (256,691) (4,140,570) (5,938,044) (13,982,323) (19,151,197) (20,878,292) Net income (loss) $(0.00) $(0.02) $(0.03) $(0.08) $(0.11) $(0.14) Diluted EPS 202,835,698 181,843,313 195,502,268 181,726,502 181,203,673 152,069,825 Diluted shares June 30, 2025 Balance Sheet (in USD) 17,259,778 Cash 1 50,786,526 Current assets 69,977,771 Total assets 19,611,108 Current liabilities - Long term debt 42,022,869 Total stockholders' equity Note: 1 Includes restricted cash of $5,884,513

© 2025 SS INNOVATIONS INTERNATIONAL, INC. 26 www.ssinnovations.com investors@ssinnovations.org Investor Contact: Kalle Ahl, CFA (303) 953 - 9878 kahl@theequitygroup.com